UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: June 14, 2010
Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	0-12055	34-1371693

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield Ohio	44406-05555

(Address of principal executive offices)	(Zip Code)
(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.
     On June 14, 2010, Farmers National Banc Corp. (the “Corporation”) issued a press release announcing the cancellation of its Special Meeting of Shareholders scheduled for June 17, 2010 and has ceased soliciting proxies pursuant to its definitive proxy statement (filed with the Securities and Exchange Commission on May 12, 2010) to vote on proposed amendments to the Corporation’s Articles of Incorporation and Code of Regulations, and to approve and adopt the 2010 Replacement Equity Plan. A copy of the press release is attached as Exhibit 99.1 hereto and incorporate by reference herein.
Item 8.01 OTHER EVENTS.
The information provided under “Item 7.01 - Regulation FD Disclosure” is incorporated by reference into this Item 8.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, June 14, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.
	By:	/s/ Carl D. Culp
Carl D. Culp
Date: June 14, 2010		Executive Vice President and Treasurer